Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                            As of December 31, 2003



                ASSETS

Current Assets:
  Cash (from Form2-B, line 5)                     $    140,083
  Accounts Receivable (from Form 2-E)                    6,636
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                       289,422
    Retainage                                          103,640
    Prepaid and Other                                   41,396
                                                  ------------
        Total Current Assets                                       $    581,177
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,212,937
                                                  ------------

        Total Fixed Assets                           1,212,937
                                                  ------------
  Less:  Accumulated Depreciation                     (757,388)

        Net Fixed Assets                                                455,549
                                                                   ------------

Other Long Term Assets:
  License                                               15,000
                                                  ------------
        TOTAL ASSETS                                                  1,051,726
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     189,635
  Notes Payable                                              -
  Rents and Leases Payable                               6,700
  Taxes Payable (from Form 2-E)                         12,770
  Accrued interest                                       1,800
  Other:
    Accrued Expense                                    211,408
                                                  ------------

        Total Post Petition Liabilities                            $    422,313
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      163,885
  Secured Debt                                         365,514
  Unsecured Debt                                     9,288,364
                                                  ------------
        Total Pre-Petition Liabilities                                9,817,763
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,240,076
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,713
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (368,155)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (9,188,350)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $  1,051,726
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                  For Period December 1 to December 31, 2003


Gross Operating Revenue                           $    175,279
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    175,279

Cost of Goods Sold                                                        2,523
                                                                   ------------

        Gross Profit                                                    172,756
                                                                   ------------

Operating Expenses
  Salaries and Wages                                    76,014
  Rents and Leases                                       6,700
  Payroll Taxes (Employer)                               4,050
  Other:
    Health Insurance                                    10,506
    Fees/Licenses                                       20,000
    G & A                                               11,024
                                                  ------------

        Total Operating Expenses                                        128,294

        Operating Income (Loss)                                          44,462
                                                                   ------------

Legal and Professional Fees                                              48,750
Depreciation, Depletion and Amortization                                 31,696
Interest Expense                                                          8,384
                                                                   ------------

        Net Operating Income (Loss)                                     (44,368)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                         8,477
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                            8,477
                                                                   ------------


        Net Income (Loss) Before Income Taxes                           (52,845)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $    (52,845)
                                                                   ------------



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